UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2023 Bank of South Carolina Corporation
(Exact name of registrant as specified in its charter)
South Carolina	0-27702	57-1021355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
256 Meeting Street Charleston, SC 29401
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(843) 724-1500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BKSC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On April 11, 2023 the Bank of South Carolina Corporation (the “Company”) issued a press release announcing its unaudited financial results for the quarter ended March 31, 2023. The information contained in the press release is deemed to be “filed” under the Securities Exchange Act of 1934 as Item 2.02 to this report, and such press release is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Shareholders

The 2023 Annual Meeting of Shareholders of the Company was held on April 11, 2023. At the meeting, the Company’s shareholders elected eighteen Directors to serve until the 2024 Annual Meeting and took the following action: the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2023. There was a total of 5,552,351 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting there were, in person or by proxy, 4,633,531 shares present of the Company’s Common Stock, representing approximately 83.45% of the total outstanding eligible shares. The following proposals are described in detail in the Company’s definitive proxy statement dated March 2, 2023 and were voted upon and approved by the shareholders at the 2023 Annual Meeting:

Proposal 1: To elect eighteen Directors of the Bank of South Carolina Corporation to serve until the Company’s 2024 Annual Meeting of Shareholders:

Name	For	Abstain	Broker Non-Votes
Susanne K. Boyd	2,201,889	281,774	2,149,868
David W. Bunch	2,233,922	249,741	2,149,868
Graham M. Eubank, Jr.	2,185,085	298,578	2,149,868
Elizabeth M. Hagood	1,973,453	510,210	2,149,868
Fleetwood S. Hassell	2,227,061	256,602	2,149,868
Glen B. Haynes, DVM	2,211,342	272,321	2,149,868
William L. Hiott, Jr.	2,187,367	296,296	2,149,868
Richard W. Hutson, Jr.	2,194,522	289,141	2,149,868
Charles G. Lane	2,241,168	242,495	2,149,868
Hugh C. Lane, Jr.	2,237,396	246,267	2,149,868
Alan I. Nussbaum, MD	2,210,966	272,697	2,149,868
Josette R. E. Pelzer, PhD, CPA	2,232,759	250,904	2,149,868
Karen J. Phillips	2,243,975	239,688	2,149,868
Malcolm M. Rhodes, MD	2,242,570	241,093	2,149,868
Douglas H. Sass	2,235,775	247,888	2,149,868
Sheryl G. Sharry	2,237,744	245,919	2,149,868
Thaddeus T. Shuler	2,232,961	250,702	2,149,868
Eugene H. Walpole, IV	2,231,883	251,780	2,149,868

Proposal 2: To ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2023:

For	Against	Abstain
4,611,462	11,470	10,599

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release dated April 11, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of South Carolina Corporation
(Registrant)

Date: April 11, 2023

By:	/s/ Eugene H. Walpole, IV
Eugene H. Walpole, IV
Chief Financial Officer
Executive Vice President